Intangible Assets, Net - Summary of Future Amortization Expenses (Detail) - Groop Internet Platform Inc [Member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
2021	$ 1,759
2022	907
2023	743
2024	446
2025 and thereafter	1,340
Total	$ 5,195	$ 0